Regal Beloit Corporation Fourth Quarter 2014 Earnings Conference Call February 17, 2015 Mark Gliebe Chairman and Chief Executive Officer Jon Schlemmer Chief Operating Officer Chuck Hinrichs Vice President Chief Financial Officer John Perino Vice President Investor Relations

Safe Harbor Statement This presentation contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements represent our management’s judgment regarding future events. In many cases, you can identify forward-looking statements by terminology such as “may,” “will,” “plan,” “expect,” “anticipate,” “estimate,” “believe,” or “continue” or the negative of these terms or other similar words. Actual results and events could differ materially and adversely from those contained in the forward-looking statements due to a number of factors, including: : uncertainties regarding our ability to execute our restructuring plans within expected costs and timing; increases in our overall debt levels as a result of the acquisition of the Power Transmission Solutions (“PTS”) business from Emerson Electric Co., or otherwise and our ability to repay principal and interest on our outstanding debt; actions taken by our competitors and our ability to effectively compete in the increasingly competitive global electric motor, power generation and mechanical motion control industries; our ability to develop new products based on technological innovation and the marketplace acceptance of new and existing products; fluctuations in commodity prices and raw material costs; our dependence on significant customers; issues and costs arising from the integration of acquired companies and businesses such as the PTS acquisition, including the timing and impact of purchase accounting adjustments; unanticipated costs or expenses we may incur related to product warranty issues; currency devaluations, non-payment of receivables, governmental restrictions such as price and margin controls, or other difficult operating conditions relating to our doing business in Venezuela; our dependence on key suppliers and the potential effects of supply disruptions; infringement of our intellectual property by third parties, challenges to our intellectual property, and claims of infringement by us of third party technologies; increases in our overall debt levels as a result of acquisitions or otherwise and our ability to repay principal and interest on our outstanding debt; product liability and other litigation, or the failure of our products to perform as anticipated, particularly in high volume applications; economic changes in global markets where we do business, such as reduced demand for the products we sell, currency exchange rates, inflation rates, interest rates, recession, foreign government policies and other external factors that we cannot control; unanticipated liabilities of acquired businesses; affect on earnings of any significant impairment of goodwill or intangible assets; cyclical downturns affecting the global market for capital goods; difficulties associated with managing foreign operations; and other risks and uncertainties including but not limited to those described in Item 1A-Risk Factors of the Company’s Annual Report on Form 10-K filed on February 26, 2014 and from time to time in our reports filed with U.S. Securities and Exchange Commission. All subsequent written and oral forward-looking statements attributable to us or to persons acting on our behalf are expressly qualified in their entirety by the applicable cautionary statements. The forward- looking statements included in this presentation are made only as of their respective dates, and we undertake no obligation to update these statements to reflect subsequent events or circumstances. p 2

Non-GAAP Financial Measures We prepare financial statements in accordance with accounting principles generally accepted in the United States (“GAAP”). We also periodically disclose certain financial measures that may be considered “non- GAAP” financial measures. We believe that these non-GAAP financial measures are useful measures for providing investors with additional information regarding our results of operations and for helping investors understand and compare our operating results across accounting periods and compared to our peers. This additional information is not meant to be considered in isolation or as a substitute for our results of operations prepared and presented in accordance with GAAP. In this earnings release, we disclose the following non-GAAP financial measures, and we reconcile these measures in the tables below to the most directly comparable GAAP financial measures: adjusted diluted earnings per share (both historical and projected), adjusted operating profit margin, free cash flow, free cash flow as a percentage of adjusted net income, and EBITDA. In addition to these non-GAAP measures, we also use the term “organic sales” to refer to GAAP sales from existing operations excluding sales from acquired businesses recorded prior to the first anniversary of the acquisition less the amount of sales attributable to any divested businesses (“acquisition sales”), and (ii) the impact of foreign currency translation. The impact of foreign currency no translation is determined by translating the respective period’s sales (excluding acquisition sales) using the same currency exchange rates that were in effect during the prior year periods. We use the term “organic sales growth” to refer to the increase in our sales between periods that is attributable to organic sales. We use the term “acquisition growth” to refer to the increase in our sales between periods that is attributable to acquisition sales. p 3

Agenda Opening Comments Mark Gliebe Financial Update Chuck Hinrichs Operations Update Jon Schlemmer Summary Mark Gliebe Q&A All p 4

> Actions to Reduce Risk in Venezuela Clouded Solid Operational Quarter  $0.82 Adjusted EPS includes $0.11 benefit for LIFO and other inventory reserves and ($0.22) charge for Venezuela accounts receivable > Revenues up 7%, Including 3% Organic Growth  13% in Power Transmission Solutions  5% in C&I Systems  9% in Climate Solutions > Operating Margins Impacted Primarily by the Venezuelan A/R Charge > Full Year 2014 Free Cash Flow* of 120% of Adjusted Net Income; 4th Year in a Row Exceeding 100% > Goodwill and Long-Lived Asset Impairments Recorded in Quarter * Non-GAAP Financial Measurement, See Appendix for Reconciliation Opening Comments – 4th Quarter Results p 5

PTS “Day One” Celebrations p 6

Goals ˃ Deliver on Financial Pro Forma, Including Synergies ˃ No Customer Interruptions ˃ Leverage Strong Talent Tony Pajk Power Transmission Solutions p 7 PTS Integration Starting a Successful Integration to “One Regal”

Capital Allocation Priorities Target: 2.5% - 3.0% of Sales Dividends Target: 18% – 22% Payout Ratio Acquisitions Target Accretive Bolt-on and Transformative Transactions to Drive Growth and Shareholder Value Share Repurchase Utilize Remaining Share Repurchase Authorization However Remain Flexible for Acquisitions Strong Balance Sheet Target Debt/EBITDA Ratio: 1.5 – 3.5 Capital Expenditures p 8 Disciplined Approach to Drive Long-Term Shareholder Value

> Shifted from Quarterly Guidance to Annual Guidance > Focus for 2015  Deliver on Margin Improvement Plans  Execute on Integration of PTS > Near Term North American Market Conditions Robust > Projected Headwinds  SEER 13 Pre-Build  Oil & Gas End Markets  Strengthening US Dollar / Currency Translation 2015 Outlook p 9 Expect 2015 Adjusted Diluted EPS to Grow by ~25% to 35%

> Sales of $776 Million, Up 7% from Prior Year – Organic Growth of 3% – Acquisition Growth of 5% – Foreign Currency Translation Decline of 1% > Adjusted Operating Profit Margin* of 7.8% > Unusual Items in 4Q 2014 – Negatively Impacted by $0.22 per Share ($10 Million) Charge to Accounts Receivable Related to Sales to Venezuela – Reflects $0.11 per Share ($8 Million) Benefit from LIFO and Other Inventory Reserves > Adjusted Diluted Earnings per Share* of $0.82 4th Quarter Financial Results * Non-GAAP Financial Measurement, See Appendix for Reconciliation p 10

4th Quarter 2014 Financial Results p 11 ADJUSTED DILUTED EARNINGS PER SHARE Jan 3, 2015 Dec 28, 2013 GAAP Diluted Earnings Per Share (2.61)$ (0.74)$ Goodwill Impairment 2.56 1.55 Other Impairments, Net 0.71 0.10 Venezuelan Currency Devaluation 0.15 — Income from Grants Received for Relocation (0.20) — Loss on Divestiture Bankruptcy 0.09 — Purchase Accounting and Transaction Costs 0.09 0.02 Restructuring Costs 0.03 0.04 Adjusted Diluted Earnings Per Share 0.82$ 0.97$ Three Months Ended

Capital Expenditures > $23 Million in 4Q 2014 > $84 Million in FY 2014 Effective Tax Rate (ETR) (0.8%) ETR in 4Q 2014 reflecting the non-deductible impairment expense Balance Sheet at Jan. 3, 2015 > Total Debt of $634 Million > Net Debt of $300 Million > Debt to Adj. EBITDA* 1.5 x > Net Debt to Adj. EBITDA* 0.7 x Key 2014 Financial Metrics Free Cash Flow* > $215 Million in FY 2014 > 120% of Adj. Net Income in FY 2014 * Non-GAAP Financial Measurement, See Appendix for Reconciliation p 12

2015 Guidance > GAAP EPS Guidance of $4.91 to $5.31 > Adjusted EPS Guidance of $5.45 to $5.85  $0.21 of Restructuring Charges  $0.33 of PTS Purchase Accounting Adjustments and Closing Costs > Key Assumptions  26% Effective Tax Rate (ETR)  $105 Million Capital Expenditures  PTS • Financing • Intangible Amortization p 13 Expect 2015 Adjusted Diluted EPS to Grow by ~25% to 35%

Operating Margin Improvement 2014* 2017P Legacy Regal 9.4% 11% - 12% * Adj Op Margin 2014 Actual > Progress on Footprint Simplification  US, Mexico, Germany and Australia Restructuring Completed in 2H 2014  Springfield Restructuring Completed this Month  Kentucky Restructuring Program on Track to be Completed Before Year End  C&I Systems Restructuring > Design Simplification Programs Moving Forward > $15 Million of Restructuring Expenses Estimated in 2015 > PTS Accretive to Legacy Margin Goals p 14 2015 Guidance Reflects Progress Towards Our Goal

Power Transmission Solutions C&I Systems Power Transmission Solutions Climate Solutions Focus on PTS Integration and Achieving the Synergies > Legacy PTS Sales up ~13% in 4Q 2014  Strong Demand from a Variety of End Markets  Orders Soften for Upstream Oil & Gas Products > Looking Forward  Oil & Gas and Currency Headwinds  Strength in North America End Markets  Integration Synergies from Bringing Together Legacy PT Business with PTS p 15

Commercial & Industrial Systems C&I Systems Climate Solutions Turned the Corner in North American C&I Motors > Sales up ~5% in 4Q 2014 > Organic Sales Slightly Down in the Quarter  Mid-Single Digit Growth in North America Motors  Offset by Weakness in Oil & Gas, Europe, and Asia Pacific > Looking Forward  Strength in North America End Markets  Continued Headwinds from Oil & Gas and Foreign Currency Translation  Right-Sizing Oil & Gas Exposed Businesses Power Transmission Solutions p 16

Climate Solutions C&I Systems Climate Solutions Fifth Consecutive Quarter of Year-Over-Year Growth > Sales up ~9% in 4Q 2014 with Growth in North America, India and the Middle East > North America HVAC Strength  SEER 13 Pre-Build  Overall Market Strength  High Efficiency Product Mix > Looking Forward  Strong Start, Planning for Mid-Single Digit Market Growth in North America  Positive High Efficiency Mix and Strength in India and Middle East Markets  Offset by SEER 13 Pre-Build and Two-Way Material Price Formulas Power Transmission Solutions p 17

> Sales Up 7% with Growth in all Segments > 4Q 2014 Operational Results in Line with Expectations > Free Cash Flow Exceeded Adjusted Net Income > PTS Integration Underway > On Track with our Margin Improvement Targets > Full Year Guidance Reflects a ~25% to 35% Increase in Adjusted EPS > Capital Allocation – Near Term Bias to Pay Down Debt Summary Comments p 18

Questions and Answers p 19

> 2014 Record Sales, Free Cash Flow Exceeded Adjusted Net Income, Doubled Normal Dividend Increase > 50 New Products > Significant Progress on Simplification > Positive Customer Feedback > Completed Two Acquisitions and Announcement of PTS > 2015 Focus – Achieve Our Margin Targets and Execute on PTS Integration Closing Comments p 20 2015 Guidance Delivers ~25% to 35% Adjusted Earnings Growth

Appendix Non-GAAP Reconciliations 1 In the course of conducting its annual goodwill impairment analysis for 2014, management concluded that impairment expenses of $116.9 million for goodwill and $41.6 million for long-lived assets were required in the fourth quarter due primarily to the sharp decline in the price of oil and other commodities. The after-tax impact was $3.27 per share. These amounts are subject to finalization. 2 Effective January 3, 2015, the Company changed the exchange rate it applies to Bolivar denominated transactions from 6.3 to 51.0 per U.S. dollar, which is in line with the SICAD II exchange rate resulting in a $10.4 million devaluation charge. Management believes that this devalued rate best represents the economics of the Company’s business activity in Venezuela as of that date. 3 Represents gain on the sale of a facility in China that was recently relocated to a new plant in Wuxi. 4 In the fourth quarter of 2014, the company that purchased the divested pool and spa motor business from the Company in 2011 filed for bankruptcy resulting in accounts receivable and inventory write offs totaling $6.3 million, of which $1.5 million was recorded in cost of goods sold and $4.8 million was recorded in operating expense. ADJUSTED DILUTED EARNINGS PER SHARE* Jan 3, 2015 Dec 28, 2013 Jan 3, 2015 Dec 28, 2013 GAAP Diluted Earnings Per Share (2.61)$ (0.74)$ 0.69$ 2.64$ Goodwill Impairment 1 2.56 1.55 2.55 1.55 Other Impairments, Net 0.71 0.10 0.70 0.10 Venezuelan Currency Devaluation 2 0.15 — 0.15 — Purchase Accounting and Transaction Costs 0.09 0.02 0.14 0.02 Restructuring Costs 0.03 0.04 0.18 0.09 Income from Grants Received for Relocation 3 (0.20) — (0.23) — Loss on Divestiture Bankruptcy 4 0.09 — 0.09 — Loss on Sale of Joint Venture — — 0.04 — Tax Benefit Attributable to Prior Year — — — (0.04) Adjusted Diluted Earnings Per Share 0.82$ 0.97$ 4.31$ 4.36$ Three Months Ended Twelve Months Ended

Appendix Non-GAAP Reconciliations Dollars in Millions ADJUSTED INCOME FROM OPERATIONS Jan 3, 2015 Dec 28, 2013 Jan 3, 2015 Dec 28, 2013 Jan 3, 2015 Dec 28, 2013 GAAP Income (Loss) from Operations (84.2) (36.7) 7.1 14.4 (33.5) (5.5) Goodwill Impairment 99.7 64.2 6.1 — 11.1 12.1 Asset Impairments and Other, Net — 4.7 15.4 — 26.2 — Venezuelan Currency Devaluation 10.4 — — — — — Purchase Accounting and Transaction Costs 0.7 1.6 — — 4.4 — Restructuring Costs 0.4 — 1.8 2.7 0.2 — Income from Grants Received for Relocation (11.9) — — — — — Loss on Divestiture Bankruptcy 6.3 — — — — — Adjusted Income from Operations 21.4$ 33.8$ 30.4$ 17.1$ 8.4$ 6.6$ Three Months Ended C&I Segment Climate Segment Power Transmission Segment

Appendix Non-GAAP Reconciliations Dollars in Millions ADJUSTED INCOME FROM OPERATIONS Jan 3, 2015 Dec 28, 2013 Jan 3, 2015 Dec 28, 2013 Jan 3, 2015 Dec 28, 2013 GAAP Income (Loss) from Operations 33.6$ 81.9$ 99.6$ 109.2$ (11.7)$ 16.9$ Goodwill Impairment 100.7 64.2 6.1 — 11.1 12.1 Asset Impairments and Other, Net — 4.7 15.4 — 26.2 — Venezuelan Currency Devaluation 10.4 — — — — — Purchase Accounting and Transaction Costs 4.0 1.6 — — 4.4 — Restructuring Costs 1.6 2.2 11.4 4.0 0.2 — Income from Grants Received for Relocation (13.9) — — — — — Loss on Divestiture Bankruptcy 6.3 — — — — — Loss on Sale of Joint Venture 1.9 — — — — — Adjusted Income from Operations 144.6$ 154.6$ 132.5$ 113.2$ 30.2$ 29.0$ Twelve Months Ended Commercial & Industrial Systems Climate Solutions Power Transmission Solutions

Appendix Non-GAAP Reconciliations Dollars in Millions Dollars in Millions ADJUSTED NET INCOME Jan 3, 2015 Dec 28, 2013 Jan 3, 2015 Dec 28, 2013 GAAP Net Income (Loss) Attributable to Regal Beloit Corporation (116.5)$ (33.2)$ 31.0$ 120.0$ Goodwill Impairment 116.9 76.3 117.9 76.3 Asset Impairments and Other, Net 41.6 4.7 41.6 4.7 Tax Effect from Goodwill Impairment and Asset Impairments and Other, Net (12.3) (6.4) (12.3) (6.4) Adjusted Net Income Attributable to Regal Beloit Corporation to Exclude the Non-Cash, Net of Tax, Goodwill Impairment and Asset Impairments and Other, Net 29.7$ 41.4$ 178.2$ 194.6$ Three Months Ended Twelve Months Ended FREE CASH FLOW Jan 3, 2015 Dec 28, 2013 Jan 3, 2015 Dec 28, 2013 GAAP Net Cash Provided by Operating Activities 71.1 66.5$ 298.2 305.0$ Additions to Property Plant and Equipment (23.1) (17.3) (83.6) (82.7) Grants Received for Capital Expenditures — — — 1.6 Free Cash Flow 48.0$ 49.2$ 214.6$ 223.9$ Free Cash Flow as a Percentage of Adjusted Net Income Attributable to Regal Beloit Corporation Adjusted to Exclude the Non-Cash, Net of Tax, Goodwill Impairment and Asset Impairments and Other, Net 161.6% 118.8% 120.4% 115.1 % Three Months Ended Twelve Months Ended

Appendix Non-GAAP Reconciliations EBITDA Reconciliation Dollars in Millions 1Q 2014 2Q 2014 3Q 2014 4Q 2014 FY 2014 Net Income $43.8 $56.2 $47.5 ($116.5) $31.0 Plus: Goodwill Impairment $116.9 116.9 Plus: Asset Impairment and Other Net, - 1.0 - 41.6 42.6 Plus: Minority Interest 1.2 1.9 1.3 0.7 5.1 Plus: Taxes 16.0 21.0 18.1 -0.9 54.2 Plus: Interest Expense 10.4 10.3 9.8 8.6 39.1 Less: Interest Income -1.7 -1.7 -2.0 -2.5 -7.9 Plus: Depreciation 21.5 23.0 23.8 23.7 92.0 Plus: Amortization 11.3 12.2 11.8 11.4 46.7 Adjusted EBITDA $102.5 $123.9 $110.3 $83.0 $419.7 RECONCILIATION OF 2015 ADJUSTED EPS ANNUAL GUIDANCE Minimum Maximum 2015 GAAP EPS Annual Guidance 4.91$ 5.31$ Restructuring 0.21 0.21 Purchase Accounting and Transaction Costs 0.33 0.33 2015 Adjusted EPS Annual Guidance 5.45$ 5.85$

Appendix Non-GAAP Reconciliations ORGANIC GROWTH Three Months Ended Twelve Months Ended Net Sales 775.6$ 3,257.1$ Net Sales from Businesses Acquired (38.6) (134.6) Impact from Foreign Currency Exchange Rates 8.6 19.0 Incremental Sales from Joint Venture Sold 3.5 5.0 Adjusted Net Sales 749.1$ 3,146.5$ Net Sales Three and Nine Months Ended December 28, 2013 727.3$ 3,095.7$ Organic Growth % 3.0% 1.6 % Jan 3, 2015